Inventories, Net Of Customer Advances	12 Months Ended
Dec. 31, 2012
Inventories, Net Of Customer Advances [Abstract]
Inventories, Net Of Customer Advances
Note 5 - INVENTORIES, NET OF CUSTOMER ADVANCES

December 31,
	2012	2011
Cost incurred on long-term contracts in progress	$832,642	$866,325
Raw materials	119,416	110,528
Advances to suppliers and subcontractors	35,857	47,168
	987,915	1,024,021
Less -
Cost incurred on contracts in progress deducted from customer advances	68,306	38,048
Advances received from customers (*)	104,297	150,195
Provision for losses on long-term contracts	64,065	74,509
	$751,247	$761,269

(*) The Company has transferred legal title of inventories to certain customers as collateral for advances received. Advances are allocated to the relevant inventories on a per-project basis. In cases where advances are in excess of the inventories, the net amount is presented in customer advances (See Note 14).